UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 23, 2018

ATLAS RESOURCES SERIES 33-2013 L.P.

(Exact name of registrant specified in its charter)

Delaware	000-55901	61-1707524
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Houston Street, Suite 300

Fort Worth, TX 76102

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: 800-251-0171

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 23, 2018, Daniel C. Herz resigned from his positions as Executive Vice President and Director of Atlas Resources, LLC, the managing general partner (the “Managing General Partner”) of Atlas Resources Series 33-2013 L.P. (the “Partnership”), to pursue other business interests. The resignation was not the result of any dispute or disagreement with the Partnership or any matter related to the Partnership’s operations, policies, practices, management or Board of Directors of the Managing General Partner (the “Board”).

On August 28, 2018, Titan Energy, LLC (“Titan”), the sole member of the Managing General Partner, appointed Christopher K. Walker to fill the vacancy on the Board created by Mr. Herz’s resignation. Mr. Walker is Chief Operating Officer of Titan and his term of service is until the appointment of a successor or his death, resignation or removal. Mr. Walker has no family relationships with any director or executive officer of the Partnership and has not been involved in any related person transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

On September 7, 2018, Fredrick M. Stoleru resigned from his positions as President, Chief Executive Officer and Director of the Managing General Partner to pursue other business interests. The resignation was not the result of any dispute or disagreement with the Partnership or any matter related to the Partnership’s operations, policies, practices, management or Board.

On September 7, 2018, the sole member of the Managing General Partner appointed Matthew J. Finkbeiner, the Managing General Partner’s Chief Accounting Officer, to fill the vacancy on the Board created by Mr. Stoleru’s resignation until the appointment of a successor or his death, resignation or removal. Mr. Finkbeiner has no family relationships with any director or executive officer of the Partnership or Managing General Partner and has not been involved in any related person transaction that would require disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS RESOURCES SERIES 33-2013 L.P.
	By:	Atlas Resources, LLC, its Managing General Partner

Dated: September 13, 2018	By:	/s/ Jeffrey M. Slotterback
		Name:	Jeffrey M. Slotterback
		Title:	Chief Financial Officer